UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2009

FOAMEX INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware	0-22624	05-0473908
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

Rose Tree Corporate Center II
1400 N. Providence Road, Suite 2000
Media, Pennsylvania 19063-2076
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(610) 744-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Asset Purchase Agreement

On April 30, 2009, Foamex International Inc. (the “Company”) and its subsidiaries, Foamex L.P. (“Foamex”), FMXI, LLC (“FMXI”), Foamex Latin America, Inc. (“Foamex Latin America”), Foamex Asia, Inc. (“Foamex Asia”), Foamex Carpet Cushion LLC (“Foamex Carpet”), Foamex Mexico, Inc. (“Foamex Mexico”) and Foamex Canada Inc. (together with the Company, Foamex, Foamex Latin America, Foamex Asia, Foamex Carpet and Foamex Mexico, “Sellers”), entered into Amendment No. 1 to the Asset Purchase Agreement (the “Purchase Agreement Amendment”) with MP Foam DIP LLC (“Purchaser”), an affiliate of MatlinPatterson Global Opportunities Partners III. The Purchase Agreement Amendment amends certain aspects of the Asset Purchase Agreement, dated as of March 25, 2009, by and among Sellers and Purchaser. Among other things, the Purchase Agreement Amendment provides that, notwithstanding the original terms of the Purchase Agreement, in no event shall the break-up fee be payable unless the break-up fee is approved by the bankruptcy court in which the bankruptcy cases of the Company and the other Sellers are being administered and, in such case, only under the circumstances and in the amount approved by the bankruptcy court.

The foregoing description of the Purchase Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement Amendment, a copy of which is filed as Exhibit 2.1 to this report.

Item 7.01.	Regulation FD Disclosure

On May 5, 2009, the Company filed a monthly operating report for the reporting period ended March 29, 2009 with the United States Bankruptcy Court for the District of Delaware in connection with its voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in Case No. 09-10560.

A copy of the monthly operating report is furnished as Exhibit 99 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1

Amendment No. 1 to the Asset Purchase Agreement, dated as of April 30, 2009, by and among Foamex International Inc., Foamex L.P., FMXI, LLC, Foamex Latin America, Inc., Foamex Asia, Inc., Foamex Carpet Cushion LLC, Foamex Mexico, Inc. and Foamex Canada Inc., as sellers, and MP Foam DIP LLC, as purchaser.

99	Monthly Operating Report for the Reporting Period Ended March 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009	FOAMEX INTERNATIONAL INC.

By:	/s/ John G. Johnson, Jr.
Name:	John G. Johnson, Jr.
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

2.1

Amendment No. 1 to the Asset Purchase Agreement, dated as of April 30, 2009, by and among Foamex International Inc., Foamex L.P., FMXI, LLC, Foamex Latin America, Inc., Foamex Asia, Inc., Foamex Carpet Cushion LLC, Foamex Mexico, Inc. and Foamex Canada Inc., as sellers, and MP Foam DIP LLC, as purchaser.

99	Monthly Operating Report for the Reporting Period Ended March 29, 2009.